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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1998 Stock Incentive Plan of Keane, Inc. of our report dated March 13, 2000, with respect to the consolidated financial statements of Keane, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities Exchange Commission.



                              /S/ Ernst & Young LLP
                              ERNST & YOUNG LLP



Boston, Massachusetts
March 2, 2001